SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

PORTAL SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25829	77-0369737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10200 South De Anza Boulevard

Cupertino, CA 95014

(Address, including zip code, of principal executive offices)

(408) 572-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 17, 2006, Portal Software, Inc. (the “Registrant”) issued a press release announcing preliminary first quarter fiscal 2007 results. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated May 17, 2006, entitled “Portal Announces Preliminary, Unaudited First Quarter Fiscal 2007 Results.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTAL SOFTWARE, INC.

Dated: May 24, 2006	By:	/s/ Larry Bercovich
Larry Bercovich
SVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated May 17, 2006, entitled “Portal Announces Preliminary, Unaudited First Quarter Fiscal 2007 Results.”